MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 6
Payment Date:     2-Mar-98
Reporting Month:  January

         Class
         Interest    Beginning       Interest      Interest      Principal      Total          Applied Ending
Class    Rate        Balance         Accrual       Payment       Payment        Distribution   Losses  Balance
Class A1  6.125000%  $204,974,698.91 $1,046,225.03 $1,046,225.03 $13,195,609.85 $14,241,834.88 $0.00   $191,779,089.06
Class A2 14.670524%   $75,912,000.00   $928,057.34   $928,057.34          $0.00    $928,057.34 $0.00    $75,912,000.00
Class A3  6.200000%   $18,716,614.95    $96,702.51    $96,702.51  $1,079,175.03  $1,175,877.54 $0.00    $17,637,439.92
Class A4  6.600000%    $6,000,000.00    $33,000.00    $33,000.00          $0.00     $33,000.00 $0.00     $6,000,000.00

                     $305,603,313.86 $2,103,984.88 $2,103,984.88 $14,274,784.88 $16,378,769.76 $0.00 $291,328,528.98

Class    CUSIP      Priority  Principal Type   Interest Type
Class A1 589962AP4  Senior    Sequential       Floater
Class A2 589962AQ2  Senior    Sequential       Floater
Class A3 589962AR0  Senior    Sequential       Fixed
Class A4 589962AS8  Senior    Sequential       Fixed

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6

Payment Date:     2-Mar-98
Reporting Month:  January


                                                          Interest     Interest      Principal
         Original        Original  Integral     Record    Accrual      Payment       Payment     Ending          Remaining
Class    Balance         Pct Pool  Denomination Date      Factor       Factor        Factor      Balance         Principal Factor
Class A1 $473,800,000.00 79.58%    $1,000.00    31-Jan-98  2.20815751   2.20815751   27.85059065 $191,779,089.06 0.40476802
Class A2  $75,912,000.00 12.75%    $1,000.00    31-Jan-98 12.22543656  12.22543656    0.00000000  $75,912,000.00 1.00000000
Class A3  $26,200,000.00  4.40%    $1,000.00    31-Jan-98  3.69093550   3.69093550   41.18988664  $17,637,439.92 0.67318473
Class A4   $6,000,000.00  1.01%    $1,000.00    31-Jan-98  5.50000000   5.50000000    0.00000000   $6,000,000.00 1.00000000

         $581,912,000.00                                                                         $291,328,528.98

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6
Payment Date:   28-Feb-98
Report Date:    February

Collateral Proceeds Account


Beginning Balance                               $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee           $2,201,258.93                  Interest Payments               $2,103,984.88
Principal                              $14,274,784.88                  Principal Payments             $14,274,784.88
Deposits From Reserve Fund                      $0.00                  Surplus                            $85,135.36
Other Deposits                                  $0.00                  MBIA Fee                           $12,138.69
                                                                       Discount Principal Reserve              $0.00

Total Deposit                          $16,476,043.81                  Total Withdrawals              $16,476,043.81

                                                                       Ending Balance                          $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 6

Payment Date:         02-Mar-98
Reporting Month       February

Reserve Funds and Subordination

                             Initial Coverage     Beginning Coverage   Adjustments  Losses     Insured Balance  Ending Coverage
Type
Pool Over Collateralization  2.26% $13,474,965.80 3.89% $12,365,890.72 $0.00        $59,100.54 $303,635,319.17  4.05% $12,306,790.18




Class                      Total Distribution
Surplus                           $85,135.36

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                32          $6,341,881             2.09%
60+ Days                 9          $1,462,095             0.47%
90+ Days                12          $2,389,341             0.77%
Foreclosure              7          $1,265,436             0.42%
REO                      7            $986,386             0.32%

Totals                  67         $11,013,999             3.61%


Advances on Delinquencies                                       $86,241.11

Non-Recoverable Advances on Delinquencies                            $0.00